                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

I. Reconciliation of Collection Account:

       End of Period Collection Account Balance as of Prior Payment Date:                                              530,150.71
       Available Funds:
              Contract Payments due and received in this period                                                      3,656,212.49
              Contract Payments due in prior period(s) and received in this period                                     189,013.27
              Contract Payments received in this period for next period                                                182,090.11
              Sales, Use and Property Tax, Maintenance, Late Charges                                                   151,877.23
              Prepayment Amounts related to early termination in this period                                            27,305.45
              Servicer Advance                                                                                         546,819.87
              Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
              Transfer from Reserve Account                                                                              3,796.02
              Interest earned on Collection Account                                                                      5,021.71
              Interest earned on Affiliated Account                                                                        429.66
              Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
              < Predecessor contract)                                                                                        0.00
              Amounts paid under insurance policies                                                                          0.00
              Any other amounts                                                                                              0.00

                                                                                                                    -------------
       Total Available Funds                                                                                         5,292,716.52
       Less: Amounts to be Retained in Collection Account                                                              480,352.01
                                                                                                                    -------------
       Amount to be Distributed                                                                                      4,812,364.51
                                                                                                                    =============

       Distribution of Funds:
              1. To Trustee -  Fees                                                                                          0.00
              2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            189,013.27
              3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                       0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                           3,033,757.86
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                             595,956.85
                    b) Class B Principal and Interest                                                                   62,070.70
                    c) Class C Principal and Interest                                                                  124,707.54
                    d) Class D Principal and Interest                                                                   84,772.58
                    e) Class E Principal and Interest                                                                  112,852.35

              4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
              5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     299,490.67
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    100,928.09
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)            3,796.02
              6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            157,328.60
              7. To Servicer, Servicing Fee and other Servicing Compensations                                           47,689.98
                                                                                                                    -------------
       Total Funds Distributed                                                                                       4,812,364.51
                                                                                                                    =============

                                                                                                                    -------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      480,352.01
                                                                                                                    =============

II. Reserve Account

Beginning Balance                                                                                                   $2,702,437.25
        - Add Investment Earnings                                                                                        3,796.02
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
        - Less Distribution to Certificate Account                                                                       3,796.02
                                                                                                                    -------------
End of period balance                                                                                               $2,702,437.25
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                           $2,702,437.25
                                                                                                                    =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                                                        89,945,897.97
                 Pool B                                                                        21,966,092.35
                                                                                               -------------
                                                                                                                  111,911,990.32

Class A Overdue Interest, if any                                                                        0.00
Class A Monthly Interest - Pool A                                                                 537,815.08
Class A Monthly Interest - Pool B                                                                 131,342.24

Class A Overdue Principal, if any                                                                       0.00
Class A Monthly Principal - Pool A                                                              2,176,917.34
Class A Monthly Principal - Pool B                                                                783,640.05
                                                                                               -------------
                                                                                                                    2,960,557.39

Ending Principal Balance of the Class A Notes
                 Pool A                                                                        87,768,980.63
                 Pool B                                                                        21,182,452.30
                                                                                               -------------      --------------
                                                                                                                  108,951,432.93
                                                                                                                  ==============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $237,814,000     Original Face $237,814,000            Balance Factor
      $ 2.813784                              $ 12.449046                  45.813717%
--------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Class A1                                                                               0.00
                 Class A2                                                                               0.00
                 Class A3                                                                      12,860,990.32
                 Class A4                                                                      99,051,000.00

                                                                                               --------------

Class A Monthly Interest                                                                                          111,911,990.32
                 Class A1 (Actual Number Days/360)                                                      0.00
                 Class A2                                                                               0.00
                 Class A3                                                                          73,200.47
                 Class A4                                                                         595,956.85

                                                                                               --------------

Class A Monthly Principal
                 Class A1                                                                               0.00
                 Class A2                                                                               0.00
                 Class A3                                                                       2,960,557.39
                 Class A4                                                                               0.00

                                                                                               --------------
                                                                                                                    2,960,557.39

Ending Principal Balance of the Class A Notes
                 Class A1                                                                               0.00
                 Class A2                                                                               0.00
                 Class A3                                                                       9,900,432.93
                 Class A4                                                                      99,051,000.00
                                                                                               --------------     ---------------
                                                                                                                  108,951,432.93
                                                                                                                  ===============

Class A3
--------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000             Ending Principal
Original Face $65,098,000      Original Face $65,098,000             Balance Factor
$                1.124466      $               45.478469                  15.208506%
--------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

V. CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                         1,533,443.86
                             Pool B                                                           374,499.17
                                                                                            ------------
                                                                                                                 1,907,943.03

        Class B Overdue Interest, if any                                                            0.00
        Class B Monthly Interest - Pool A                                                       9,328.45
        Class B Monthly Interest - Pool B                                                       2,278.20
        Class B Overdue Principal, if any                                                           0.00
        Class B Monthly Principal - Pool A                                                     37,106.55
        Class B Monthly Principal - Pool B                                                     13,357.50
                                                                                            ------------
                                                                                                                    50,464.05

        Ending Principal Balance of the Class B Notes
                             Pool A                                                         1,496,337.31
                             Pool B                                                           361,141.67
                                                                                            ------------       --------------
                                                                                                                 1,857,478.98
                                                                                                               ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $4,054,000    Original Face $4,054,000          Balance Factor
$               2.863012    $               12.447965               45.818426%
-------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                             Pool A                                                         3,066,106.67
                             Pool B                                                           748,779.36
                                                                                            ------------
                                                                                                                 3,814,886.03

        Class C Overdue Interest, if any                                                            0.00
        Class C Monthly Interest - Pool A                                                      19,112.06
        Class C Monthly Interest - Pool B                                                       4,667.39
        Class C Overdue Principal, if any                                                           0.00
        Class C Monthly Principal - Pool A                                                     74,213.09
        Class C Monthly Principal - Pool B                                                     26,715.00
                                                                                            ------------
                                                                                                                   100,928.09

        Ending Principal Balance of the Class C Notes
                             Pool A                                                         2,991,893.58
                             Pool B                                                           722,064.36
                                                                                            ------------       --------------
                                                                                                                 3,713,957.94
                                                                                                               ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $8,107,000    Original Face $8,107,000          Balance Factor
$               2.933200    $               12.449499                45.811742%
-------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                          2,044,331.43
                             Pool B                                                            499,259.26
                                                                                            -------------
                                                                                                                 2,543,590.69

        Class D Overdue Interest, if any                                                             0.00
        Class D Monthly Interest - Pool A                                                       14,054.78
        Class D Monthly Interest - Pool B                                                        3,432.41
        Class D Overdue Principal, if any                                                            0.00
        Class D Monthly Principal - Pool A                                                      49,475.39
        Class D Monthly Principal - Pool B                                                      17,810.00
                                                                                            -------------
                                                                                                                    67,285.39

        Ending Principal Balance of the Class D Notes
                             Pool A                                                          1,994,856.04
                             Pool B                                                            481,449.26
                                                                                            -------------       -------------
                                                                                                                 2,476,305.30
                                                                                                                =============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $5,405,000    Original Face $5,405,000          Balance Factor
$               3.235373    $               12.448731                45.815084%
-------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                             Pool A                                                          2,555,219.09
                             Pool B                                                            624,019.29
                                                                                            -------------
                                                                                                                 3,179,238.38

        Class E Overdue Interest, if any                                                             0.00
        Class E Monthly Interest - Pool A                                                       23,103.44
        Class E Monthly Interest - Pool B                                                        5,642.17
        Class E Overdue Principal, if any                                                            0.00
        Class E Monthly Principal - Pool A                                                      61,844.24
        Class E Monthly Principal - Pool B                                                      22,262.50
                                                                                            -------------
                                                                                                                    84,106.74

        Ending Principal Balance of the Class E Notes
                             Pool A                                                          2,493,374.85
                             Pool B                                                            601,756.79
                                                                                            -------------       -------------
                                                                                                                 3,095,131.64
                                                                                                                =============

-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $6,756,000    Original Face $6,756,000          Balance Factor
$               4.254827    $               12.449192                45.813079%
-------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                        3,066,672.67
                             Pool B                                                          748,938.06
                                                                                           ------------
                                                                                                               3,815,610.73

        Residual Interest - Pool A                                                           294,086.68
        Residual Interest - Pool B                                                             5,403.99
        Residual Principal - Pool A                                                           74,213.09
        Residual Principal - Pool B                                                           26,715.00
                                                                                           ------------
                                                                                                                 100,928.09

        Ending Residual Principal Balance
                             Pool A                                                        2,992,459.58
                             Pool B                                                          722,223.06
                                                                                           ------------        ------------
                                                                                                               3,714,682.64
                                                                                                               ============

X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                         47,689.98
         - Servicer Advances reimbursement                                                                       189,013.27
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       157,328.60
                                                                                                               ------------
        Total amounts due to Servicer                                                                            394,031.85
                                                                                                               ============

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE


POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                             102,211,671.68

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                            2,473,769.70

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
             ending of the related Collection Period                                                                 99,737,901.98
                                                                                                                    ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                         2,445,602.04

              - Principal portion of Prepayment Amounts                                                 28,167.66

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00
                                                                                                     ------------
                                   Total Decline in Aggregate Discounted Contract Balance            2,473,769.70
                                                                                                     ============

POOL B

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                              24,961,587.47

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                0.00

          Decline in Aggregate Discounted Contract Balance                                                              890,500.06

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          --------------
             ending of the related Collection Period                                                                 24,071,087.41
                                                                                                                    ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                           890,500.06

              - Principal portion of Prepayment Amounts                                                      0.00

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                     ------------
                                   Total Decline in Aggregate Discounted Contract Balance              890,500.06
                                                                                                     ============

                                                                                                                    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   123,808,989.39
                                                                                                                    ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                     Predecessor
                                                                        Discounted                  Predecessor      Discounted
          Lease #        Lessee Name                                    Present Value               Lease #          Present Value
          ----------------------------------------------------------    --------------------        -------------    ---------------
          3024-003       RADNET MANAGEMENT II, INC.                            $1,289,113.68        1667-003           $1,466,069.44
                         CASH                                                    $176,955.76
          1743-004       HYPERBARIC MANAGEMENT SYS                             $1,539,883.34        2425-001           $1,890,612.33
          3221-001       TOTAL IMAGING OF SUN CITY, LLC                        $1,496,892.51        2427-001           $1,194,070.97
          3307-001       OPEN MRI OHIO 2 VENTURES, LLC                         $1,181,820.77        917-503              $644,152.99
          3323-003       OPEN MRI OHIO 1 VENTURES, LLC                         $1,162,123.59        1004-503              $77,559.49
                                                                                                    1048-501             $896,884.04
                                                                                                    1049-504             $644,152.99
                                                                                                    1050-504              $85,901.56

                                                                        --------------------                        ----------------
                                                             Totals:           $6,846,789.65                           $6,899,403.81

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $6,899,403.81
          b) ADCB OF POOL A AT CLOSING DATE                                                                          $211,061,551.13
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b) Total discounted Contract Balance of Substitute Receivables                                              $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                            YES                NO       X
                                                                                                    ----------         ----------

          POOL B                                                                                                     Predecessor
                                                                        Discounted                  Predecessor      Discounted
          Lease #        Lessee Name                                    Present Value               Lease #          Present Value
          ----------------------------------------------------------    --------------------        -------------    --------------
                         NONE

                                                                         -------------------                         --------------
                                                             Totals:                   $0.00                                  $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                          $59,182,173.57
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                          0.00%

*     ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
      (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
      BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                             $0.00
b) Total discounted Contract Balance of Substitute Receivables                                              $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES                NO       X
                                                                                                    ----------         ----------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                 Predecessor
                                                                          Discounted            Predecessor       Discounted
          Lease #     Lessee Name                                         Present Value         Lease #           Present Value
          ------------------------------------------------------------    ------------------    -----------       ----------------
          2841-001    Medical Imaging Co. Inc.                                  1,121,500.51    2207-001               $551,274.29
          2004383-1   Robert Wood Johnson University                              512,828.61    2207-002             $1,160,782.50
          2005209-2   Memorial Regional Medical Center                            252,655.70    2207-003               $181,136.33
                      Cash                                                          6,208.31
          2875-007    MRI of River North, Inc. et al.                           1,629,015.55    2337-001             $1,215,773.70
          3024-003    Radnet Management II, Inc.                                1,495,882.60    4283-401               $286,487.54
                                                                                                2314-002             $1,209,395.06

                                                                          ------------------                      ----------------
                                                               Totals:         $5,018,091.28                         $4,604,849.42

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
             CONTRACTS                                                                                               $4,604,849.42
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $211,061,551.13
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO       X
                                                                                                ---------           ----------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                          Discounted            Predecessor       Discounted
          Lease #     Lessee Name                                         Present Value         Lease #           Present Value
          ------------------------------------------------------------    ------------------    -----------       ----------------
                      None

                                                                          -----------------                       ----------------
                                                               Totals:                $0.00                                  $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                       $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $59,182,173.57
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

*     ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
      THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
      HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO       X
                                                                                                ---------           ----------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2002

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
          This Month                             305,717.75         This Month                            123,808,989.39
          1 Month Prior                          294,999.00         1 Month Prior                         127,173,259.15
          2 Months Prior                         209,277.26         2 Months Prior                        130,906,099.16

          Total                                  809,994.01         Total                                 381,888,347.70

          a) 3 MONTH AVERAGE                     269,998.00         b) 3 MONTH AVERAGE                    127,296,115.90

          c) a/b                                      0.21%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                     Yes              No       X
                                                                                                        --------------     ---------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                             Yes              No       X
                                                                                                        --------------     ---------
   B. An Indenture Event of Default has occurred and is then continuing?                             Yes              No       X
                                                                                                        --------------     ---------

4. Has a Servicer Event of Default occurred?                                                         Yes              No       X
                                                                                                        --------------     ---------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                  Yes              No       X
                                                                                                        --------------     ---------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                 Yes              No       X
                                                                                                        --------------     ---------
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                  Yes              No       X
                                                                                                        --------------     ---------

6. Aggregate Discounted Contract Balance at Closing Date                                         Balance $270,243,724.70
                                                                                                        ----------------

DELINQUENT LEASE SUMMARY

              Days Past Due         Current Pool Balance           # Leases
              -------------         --------------------           --------
                    31 - 60                 3,760,762.80                 30
                    61 - 90                 1,799,289.45                  9
                   91 - 180                   305,717.75                  9

Approved By:
Matthew E. Goldenberg
Vice President

Structured Finance and Securitization